Common Stock	3 Months Ended
Mar. 31, 2014
Equity [Abstract]
Common Stock

10. Common Stock

The Company was authorized to issue 100,000,000 shares of common stock as of March 31, 2014 and December 31, 2013 and 74,000,000 shares of common stock were authorized as of December 31, 2012.

Common Stock Issuances in the 2013 Financing

On September 30, 2013, all the outstanding shares of the Company’s redeemable convertible preferred stock were converted into 2,793,281 shares of common stock and the related carrying value of $320.0 million was reclassified to additional paid-in capital.

Commencing on September 30, 2013, the Company entered into a series of financing transactions (collectively referred to as the 2013 financing) which resulted in the issuance of common stock and warrants to purchase shares of common stock. Specifically, on September 30, 2013, the Company sold 5,366,669 shares of common stock and 1,073,338 warrants to purchase shares of common stock in a private placement for net proceeds to CymaBay of $22.8 million after deducting placement agent fees and estimated offering expenses. Also on that date, the Company issued 624,944 shares of common stock in cancellation of approximately $16.9 million of debt owed to JJDC, the holder of that debt (Note 7).

On October 31, 2013, the Company sold an additional 664,300 shares of common stock and warrants to purchase 132,860 shares of common stock, which sales were also part of the private placement, for net proceeds to CymaBay of $2.2 million after deducting placement agent fees and estimated offering expenses.

On November 22, 2013, the Company entered into an agreement with investors to purchase 604,000 shares of common stock and 120,800 warrants to purchase shares of common stock as part of the private placement for net proceeds of $2.7 million, which sales were set to occur shortly after the listing of the Company’s common stock on the OTCQB Marketplace. Cymabay began trading on the OTCQB Marketplace on January 24, 2014 enabling this portion of the financing to be completed in late January 2014.

Common Stock Warrants

In connection with the 2013 financing and the Company’s private placement of common stock and warrants, in September 2013, October 2013, and January 2014, the Company issued five-year warrants to purchase an aggregate of 1,741,788 shares of CymaBay’s common stock at an exercise price of $5.75 per share which the Company refers to here as the 2013 financing warrants. Also included in the 2013 financing warrants are five-year warrants the Company issued to purchase 121,739 shares of CymaBay’s common stock to its lenders at an exercise price of $5.00 per share. Certain of the 2013 financing warrants contain provisions that are contingent on the occurrence of a change in control, which would conditionally obligate the Company to repurchase the warrants for cash in an amount equal to their fair value using the Black-Scholes Option Pricing Model (the “Black-Scholes Model”) on the date of such change in control. Due to these provisions, the Company is required to account for all the 2013 financing warrants as a liability at fair value. In addition, the estimated liability related to the 2013 financing warrants is required to be revalued at each reporting period until the earlier of the exercise or expiration of the warrants, at which time the liability will be reclassified to stockholders’ equity. Upon issuance, the fair value of the 2013 financing warrants was estimated to be $6.4 million. These warrants were revalued at fair value as of December 31, 2013 and March 31, 2014 using a binomial lattice model and the resulting increase in fair value of $0.5 million and $4.8 million, respectively, was recorded as an increase to the warrant liability and as a loss in other income, net in the Company’s Statement of Operations and Comprehensive Loss.

In November 2009, the Company’s Board of Directors approved the extension of the time period in which the holders of warrants to purchase 29,245 shares of common stock are able to exercise their warrants that were issued in connection with the issuance of Series B-1 Preferred. The exercise periods of the warrants that originally ended in November 2009 were extended to December 31, 2010. In December 2010, the Company’s Board of Directors further modified these warrants. The number of common shares exercisable under the warrants was reduced by 50% to 14,623, and the exercise period was extended to December 31, 2012. In December 2012, the Company’s Board of Directors again modified these warrants to purchase common stock. The number of shares exercisable under the warrants issued with the issuance of the Series B-1 Preferred was reduced by 45% of the original shares to 13,163, and the exercise period was extended to April 1, 2013. The extension of the agreement did not cause a material change in value. In April 2013, these warrants expired.

In December 2010, the Company’s Board of Directors modified the warrants to purchase common stock that were issued in connection with the issuance of Series D-1 Preferred. The exercise period of the warrants issued in connection with the Series D-1 Preferred issuance was extended to April 13, 2013. The charge related to the modifications to these warrants of $0.1 million was recorded to accumulated deficit and was determined using the Black-Scholes valuation model, with the following inputs used to determine the charge related to the modification: fair value of the Company’s common stock of $15.90 per share, expected life of the modified warrants of one to two years, risk-free interest rate of 0.50%, and expected common stock price volatility of 83%. In April 2013, these warrants expired.

Shares of Common Stock Authorized for Issuance

As of March 31, 2014, December 31, 2013 and December 31, 2012, the Company had reserved shares of authorized but unissued common stock as follows:

	March 31, 2014	Shares Reserved December 31, 2013	Shares Reserved December 31, 2012
	(unaudited)
Outstanding common stock warrants	1,848,487	1,742,727	28,208
Equity incentive plans	1,050,047	577,294	140,474
Convertible preferred stock	—	—	661,059

Total reserved shares of common stock	2,898,534	2,320,021	829,741